Deferred Charges (Details Narrative) - USD ($)	9 Months Ended
	Sep. 30, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Deferred Charges
Deferred charges description	The distributor prepays the majority of the sales price and assumes title to the products upon shipment to the intermediate site. The balance of the sales price is payable upon final delivery to the end user.
Deferred revenue	$ 4,599,613	$ 1,302,717	$ 767,726
Deferred charges	$ 3,449,710